[LINE DRAWING OF L. ROY PAPP]





                       THE L. ROY PAPP STOCK FUND, INC.
                                A No-Load Fund





                                 ANNUAL REPORT
                               DECEMBER 31, 1996






                                                        Managed by:
                                                        L. Roy Papp & Associates
                                                        4400 North 32/nd/ Street
                                                        Suite 280
                                                        Phoenix, AZ  85018
                                                        (602)956-1115 Local
                                                        (800)421-4004

                       The L. Roy Papp Stock Fund, Inc.


Dear Fellow Shareholder,

Our Fund did well in 1996, being up 21.8% for the year. This followed a good 1995 when we were up 32.9%. Since inception, a little more than seven years ago, we were up 162.8% at year-end. As of this writing, we are up 7.8% in 1997. While we believe it will be difficult to match the performance of 1995 and 1996, we are pleased the year has started well.

I am frequently asked whether the stock market is overpriced. My reply is I do not think so. The market appears high if your reference point is book value or many other historical yardsticks. If we were investing in companies requiring large amounts of capital such as steel, automobiles, chemicals, and utilities, I would be very worried about their cyclical nature and the possibility of rising interest rates.

But, we live in a rapidly changing economic society and the rate of change keeps on accelerating. Companies whose future is linked to technological innovations like Intel, Microsoft, and Motorola reinvest their earnings primarily in research and development rather than still more plants and equipment. These companies reported quarterly earnings well in excess of analysts' expectations and deserve to sell at a premium to the market as a whole.

Looking at stocks versus U.S. Treasuries, if one purchased a five year U.S. Treasury today he would pay the equivalent of 16 times earnings while he would pay about 19 times earnings for the typical stock. After five years, inflation and taxes would negate practically all of his return on the Treasury while the rising earnings of a good growth stock would more than justify the initial differential in the price/earnings ratio. This is borne out by the fact that, looking at historical results over the last 50 years, the after-inflation return on stocks has been 3-1/2 to 5 times as large as the return on U.S. Treasuries. In recent years the media has drawn these facts to the public's attention, and this has resulted in enormous purchases of common stocks and mutual funds.

Our Fund provides a diversified group of securities for the common stock portion of an investment portfolio. It holds the securities of very large companies like General Electric, McDonald's, and Merck, as well as much smaller companies such as G&K Services, Marshall Industries, and VeriFone. Many of these companies derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue, while others, like Albertson's and Walgreens, have all of their operations in the United States. While the Fund provides the industry diversification necessary for a comprehensive, balanced portfolio of stocks, we remain committed to the purchase of those companies whose earnings growth over time has substantially exceeded that of the market as a whole.

Our Fund is designed for those patient, long-term investors who share these goals.

                                              Best regards,


                                             /s/ L. Roy Papp
                                              L. Roy Papp, Chairman
                                              February 7, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of The L. Roy Papp Stock Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of The
L. Roy Papp Stock Fund, Inc. (the Fund) as of December 31, 1996 and 1995, including the schedule of portfolio investments as of December 31, 1996, and the related statements of operations, and statements of changes in net assets for the two years then ended, and the financial highlights for the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The L. Roy Papp Stock Fund, Inc. for each of the three years in the three-year period ended December 31, 1992, and the period from November 29, 1989 (date of commencement of operations) through December 31, 1989, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
L. Roy Papp Stock Fund, Inc. as of December 31, 1996 and 1995, and the results of its operations and changes in its net assets for the two years then ended and its financial highlights for the four years then ended, in conformity with generally accepted accounting principles.




/s/ Arthur Andersen LLP
Phoenix, Arizona,
January 14, 1997.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996

                                                                    Number      Market
                          Common Stocks                            of Shares    Value
---------------------------------------------------------------    ---------  ----------

Distributors (13.1%)
  Arrow Electronics, Inc.*
    (Distributor of electronic components and computer products)      13,700  $  732,950
  Marshall Industries, Inc.*
    (Distributor of industrial electronic components)                109,000   3,338,125
  Sigma-Aldrich Corp.
    (Develops, manufactures, and distributes specialty chemicals)     19,500   1,217,531
  W.W. Grainger
    (Distributor and manufacturer of electric equipment)              21,200   1,701,300
                                                                              ----------
                                                                               6,989,906
                                                                              ----------
Computers and Software (12.1%)
  Hewlett-Packard Company
    (Manufacturer of printers, computers and medical
     electronic equipment)                                            24,000   1,206,000
  Intel Corporation
    (Manufacturer of microprocessors, microcontrollers,
     and memory chips)                                                20,000   2,618,750
  Microsoft Corporation*
    (Personal computer software)                                      32,000   2,644,000
                                                                              ----------
                                                                               6,468,750
                                                                              ----------
Consumer Services (10.9%)
  G&K Services Class A
    (Uniform rental service)                                          59,000   2,227,250
  Service Corporation International
    (Funeral service; cemetery owner/operator)                       127,000   3,556,000
                                                                              ----------
                                                                               5,783,250
                                                                              ----------
Financial Services (10.6%)
  Northern Trust Corporation
    (Bank specializing in trust services)                             36,000   1,305,000
  State Street Boston Corporation
    (Provider of securities custodial services)                       54,600   3,521,700
  T. Rowe Price Associates, Inc.
    (Provides investment advisory and administrative
     services to their family of no-load mutual funds)                19,000     826,500
                                                                              ----------
                                                                               5,653,200
                                                                              ----------
Ethical Drugs (8.7%)
  American Home Products Corporation
    (Ethical and proprietary drugs)                                   15,000     879,375
  Merck & Company
    (Ethical drugs and specialty chemicals)                           47,500   3,764,375
                                                                              ----------
                                                                               4,643,750
                                                                              ----------
Industrial Services (7.9%)
  Interpublic Group of Companies, Inc.
    (Worldwide advertising agencies)                                  60,000   2,850,000
  Manpower, Inc.
    (Provider of nongovernment employment services)                   42,000   1,365,000
                                                                              ----------
                                                                               4,215,000
                                                                              ----------

*Non-income producing security.

    The accompanying notes are an integral part of this financial statement.

                        THE L. ROY PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996

                                                                          Number       Market
                       Common Stocks (continued)                         of Shares     Value
-----------------------------------------------------------------------  ---------  ------------
Retail Stores ( 6.5%)
  Albertson's Inc.
    (Regional retail grocery chain)                                        51,800   $ 1,845,375
  Walgreen Company
    (Retail drug store chain)                                              40,000     1,600,000
                                                                                     -----------
                                                                                       3,445,375
                                                                                     -----------
Electrical Equipment ( 6.1%)
  General Electric Co.
     (Diversified industrial company)                                       15,600     1,542,450
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)       17,500     1,693,125
                                                                                     -----------
                                                                                       3,235,575
                                                                                     -----------
  Telecommunications ( 5.3%)
   Motorola, Inc.
     (Manufacturer of electronic equipment)                                 46,000     2,823,250
                                                                                     -----------

  Consumer Products ( 4.9%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                   14,600     1,465,475
   Procter & Gamble Company
     (Household, personal care, and food products)                          10,700     1,150,250
                                                                                     -----------
                                                                                       2,615,725
                                                                                     -----------
  Restaurants ( 3.3%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                39,000     1,764,750
                                                                                     -----------

  Miscellaneous ( 9.1%)
   Intermagnetics General*
     (Manufacturer of superconductive magnetic systems
      and environmentally acceptable refrigerant)                           22,950       275,400
   Mattel, Inc.
     (Toy manufacturer)                                                     83,750     2,324,063
   Millipore Corporation
     (Leading supplier of purification products)                            25,700     1,063,337
   VeriFone, Inc.*
     (Supplier of transaction automation systems)                           39,000     1,150,500
                                                                                     -----------
                                                                                       4,813,300
                                                                                     -----------

  Total Common Stocks - 98.5%                                                         52,451,831

  Cash and Other Assets, Less Liabilities - 1.5%                                         825,256
                                                                                     -----------

  Net Assets - 100%                                                                  $53,277,087
                                                                                     ===========

  Net Asset Value Per Share
   (Based on 2,346,779 shares outstanding at December 31, 1996)                           $22.70
                                                                                     ===========

  *Non-income producing security.

    The accompanying notes are an integral part of this financial statement.

                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1996 AND 1995



                                  ASSETS


                                                                                 1996          1995
                                                                             -----------   -----------
Investment in securities at market value (original
  cost $29,944,927 and $29,651,819 at December 31, 1996 and 1995) (Note 1)   $52,451,831   $44,219,525
Cash                                                                             774,220       411,707
Dividends and interest receivable                                                 68,899        63,889
                                                                             -----------   -----------

        Total assets                                                         $53,294,950   $44,695,121
                                                                             ===========   ===========

                                  LIABILITIES

Redemptions payable                                                          $    17,863   $   186,578
                                                                             ===========   ===========



                                  NET ASSETS

Paid-in capital applicable to 2,346,779 outstanding
  shares at December 31, 1996 and 2,307,757 outstanding
  shares at December 31, 1995                                                $30,770,183   $29,940,837
Net unrealized gain on investments                                            22,506,904    14,567,706
                                                                             -----------   -----------

        Net assets                                                           $53,277,087   $44,508,543
                                                                             ===========   ===========

Net Asset Value Per Share (net assets/shares
  outstanding)                                                               $     22.70   $     19.29
                                                                             ===========   ===========



    The accompanying notes are an integral part of this financial statement.

                        THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                      1996          1995
                                                   -----------  ------------
INVESTMENT INCOME:
  Dividends                                         $  551,760   $   622,720
  Interest                                              26,886        23,975
                                                    ----------   -----------

        Total investment income                        578,646       646,695
                                                    ----------   -----------

EXPENSES:
  Management fee (Note 3)                              486,360       404,846
  Filing fees                                           24,097        21,032
  Accounting                                            13,850        12,700
  Transfer agent fees                                    7,658         7,907
  Custodial                                              6,956         8,281
  Directors' attendance fees                             6,300         5,250
  Legal                                                  6,129         1,049
  Printing and postage                                   5,830         5,858
  Other fees                                             3,758         5,393
                                                    ----------   -----------

        Total expenses                                 560,938       472,316
                                                    ----------   -----------

    Net investment income                               17,708       174,379
                                                    ----------   -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sales of securities                  8,351,349    12,294,010
  Cost of securities sold                            6,627,620    12,115,564
                                                    ----------   -----------
  Net realized gain on investments sold              1,723,729       178,446

  Net change in unrealized gain on investments       7,939,198    11,093,392
                                                    ----------   -----------

  Net realized and unrealized gain on investments    9,662,927    11,271,838
                                                    ----------   -----------

INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $9,680,635   $11,446,217
                                                    ==========   ===========



    The accompanying notes are an integral part of this financial statement.

                       THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995


                                                         1996          1995
                                                     ------------   -----------
FROM OPERATIONS:
  Net investment income                              $    17,708    $   174,379
  Net realized gain on investments sold                1,723,729        178,446
  Net change in unrealized gain on investments         7,939,198     11,093,392
                                                     -----------    -----------
      Increase in net assets resulting
        from operations                                9,680,635     11,446,217
                                                     -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income                                  (17,708)      (174,379)
  Net realized gain on investments sold               (1,723,729)      (177,387)
                                                     -----------    -----------
      Decrease in net assets resulting from
        distributions to shareholders                 (1,741,437)      (351,766)
                                                     -----------    -----------

FROM SHAREHOLDER TRANSACTIONS:
  Proceeds from sale of shares                         4,733,700      2,657,765
  Net asset value of shares issued to shareholders
    in reinvestment of net investment income and
    net realized gain on investments sold              1,527,688        310,260
  Payments for redemption of shares                   (5,432,042)    (6,131,692)
                                                     -----------    -----------
      Increase <decrease> in net assets resulting
      from shareholder transactions                      829,346     (3,163,667)
                                                     -----------    -----------
Total increase in net assets                           8,768,544      7,930,784

Net assets at beginning of the period                 44,508,543     36,577,759
                                                     -----------    -----------
Net assets at end of period                          $53,277,087    $44,508,543
                                                     ===========    ===========




     The accompanying notes are an integral part of this financial statement.

                       THE L. ROY PAPP STOCK FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996



(1)  SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 18, 1996, a dividend of approximately $.0067 a share, aggregating $17,708, was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.4014 a share, aggregating $925,933. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 19, 1996, a distribution of approximately $.35 a share, aggregating $797,796, was declared from net realized long-term capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

On December 21, 1995, a dividend of approximately $.029793 a share, aggregating $68,704, was declared from net investment income earned during 1995. A distribution was also declared from net realized long-term capital gains of approximately $.076922 a share, aggregating $177,387. The dividend and distribution were paid on December 29, 1995, to shareholders of record on December 20, 1995.

On June 21, 1995, a dividend of approximately $.044 a share, aggregating $105,675, was declared from net investment income earned during 1995. The dividend was paid on June 30, 1995, to shareholders of record on June 20, 1995.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $7,658 and $7,907 in 1996 and 1995, respectively, from the Manager for its services as shareholder services and transfer agent.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)  PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                  1996        1995
                               ----------  -----------
          Purchases at cost    $6,954,851  $ 8,953,222
          Sales                 8,351,349   12,294,010

(5)  CAPITAL SHARE TRANSACTIONS:

At December 31, 1996, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds     Shares
                                               -----------   --------
     Year ended December 31, 1996
     Shares issued                             $ 4,733,700    223,665
     Dividends and distributions reinvested      1,527,688     70,029
     Shares redeemed                            (5,432,042)  (254,673)
                                               -----------   --------
          Net increase                         $   829,346     39,022
                                               ===========   ========
     Year ended December 31, 1995
     Shares issued                             $ 2,657,765    155,585
     Dividends and distributions reinvested        310,260     16,810
     Shares redeemed                            (6,131,692)  (364,966)
                                               -----------   --------
          Net decrease                         $(3,163,667)  (192,571)
                                               ===========   ========

(6)  UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:

                                                 1996          1995
                                              -----------  ------------
          Market value                        $52,451,831   $44,219,525
          Original cost                        29,944,927    29,651,819
                                              -----------   -----------
              Net unrealized appreciation     $22,506,904   $14,567,706
                                              ===========   ===========

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $22,672,122 and gross unrealized losses on investments in which cost exceeded market value totaled $165,218.

As of December 31, 1995, gross unrealized gains on investments in which market value exceeded cost totaled $14,619,841 and gross unrealized losses on investments in which cost exceeded market value totaled $52,135.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


                                                                Years Ended December 31,                               Period Ended
                                  ------------------------------------------------------------------------------------ December 31,
                                   1996         1995          1994         1993         1992         1991        1990      1989 (A)
                                  ------       ------        ------       ------       ------       ------      ------     -------
Net asset value,
 beginning of period              $19.29       $14.63        $14.98       $14.96       $13.45       $10.42      $10.38      $10.00
Income from operations:
 Net investment income               .01          .07           .13          .13          .13          .15         .16         .02
 Net realized and
  unrealized gain (loss)
  on investments                    4.16         4.73          (.35)         .11         1.68         3.46         .09         .38
                                  ------       ------        ------       ------       ------       ------      ------      ------

Total from operations               4.17         4.80          (.22)         .24         1.81         3.61         .25         .40
Less distributions:
 Dividend from net
  investment income                 (.01)        (.07)         (.13)        (.13)        (.13)        (.15)       (.16)       (.02)
 Distribution of net
  realized gain                     (.75)        (.07)            -         (.09)        (.17)        (.43)       (.05)          -
                                  ------       ------        ------       ------       ------       ------      ------      ------

Total distributions                 (.76)        (.14)         (.13)        (.22)        (.30)        (.58)       (.21)       (.02)

Net asset value,
 end of period                    $22.70       $19.29        $14.63       $14.98       $14.96       $13.45      $10.42      $10.38
                                  ======       ======        ======       ======       ======       ======      ======      ======

Total return                       21.77%       32.93%        (1.46)%       1.65%       13.54%       33.79%       2.60%       3.99%
                                  ======       ======        ======       ======       ======       ======      ======      ======

Ratios/Supplemental Data:
  Net assets, end of period  $53,277,087  $44,508,543   $36,577,759  $39,522,420  $22,874,733  $13,367,176  $6,104,345  $1,322,532
  Expenses to average
   net assets (B)                   1.16%        1.17%         1.19%        1.25%        1.25%        1.25%       1.25%       1.25%*
  Net investment income
   to average net assets
   (C)                              1.19%        1.60%         2.08%        2.22%        2.28%        2.46%       2.82%       2.23%*
Portfolio turnover rate            14.47%       22.39%        20.00%       15.00%       11.00%        4.00%      28.00%       0.00%
Average commission per
 share                           $0.0442

*   Annualized
(A) From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended December 31, 1993, 1992, 1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                        THE L. ROY PAPP STOCK FUND, INC.


                                   Directors
          James K. Ballinger                    L. Roy Papp
          Amy S. Clague                         Rosellen C. Papp
          Robert L. Mueller                     Bruce C. Williams
          Harry A. Papp

                                    Officers
          Chairman - L. Roy Papp                President - Harry A. Papp

                                Vice Presidents
          Victoria S. Cavallero                 Robert L. Mueller
          George D. Clark, Jr.                  Rosellen C. Papp
          Jeffrey N. Edwards                    Bruce C. Williams
          Robert L. Hawley

                         Secretary - Robert L. Mueller
                   Assistant Secretary - Barbara D. Perleberg
                          Treasurer - Rosellen C. Papp
                      Assistant Treasurer - Julie A. Hein

                               Investment Adviser
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115

                                   Custodian
                            Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona  85258

                    Shareholder Services and Transfer Agent
                            L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                   Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants
                              Arthur Andersen LLP
                       2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 Legal Counsel
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                            Chicago, Illinois  60602


This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.